Exhibit 10.8

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This Amendment No. 5 to Credit Agreement (this “Agreement”), dated as of October 21, 2016 (the “Effective Date”), is entered into by and among GENESIS HEALTHCARE, INC., a Delaware corporation (“Genesis Healthcare”), and Genesis Healthcare’s direct and indirect subsidiaries listed on Annex I hereto (together with Genesis Healthcare, collectively, “Borrowers”), each of the Lenders (as defined below) party hereto and HEALTHCARE FINANCIAL SOLUTIONS, LLC, a Delaware limited liability company, as Administrative Agent for the Lenders and L/C Issuers (as defined below) (in such capacity, and together with its successors and permitted assigns, “Administrative Agent”).

WHEREAS, Borrowers, Administrative Agent, L/C Issuers (as defined therein) and the financial institutions from time to time party thereto as lenders (the “Lenders”) are parties to that certain Third Amended and Restated Credit Agreement, dated as of February 2, 2015, as amended by that certain Amendment No. 1 to Credit Agreement, dated as of April 28, 2016, that certain Amendment No. 2 to Credit Agreement, dated as of May 19, 2016, that certain Amendment No. 3 to Credit Agreement (“Amendment No. 3”), dated as of July 29, 2016, and that certain Amendment No. 4 to Credit Agreement, dated as of August 22, 2016 (as it may have been further amended, restated, supplemented or otherwise modified through the date hereof, the “Existing Credit Agreement” and as amended hereby and as it may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which Administrative Agent, L/C Issuers and Lenders have agreed, among other things, to provide to Borrowers certain loans and other financial accommodations in accordance with the terms and conditions set forth therein;

WHEREAS, Borrowers have requested that Administrative Agent and Lenders agree to amend the Existing Credit Agreement to (i) restructure the mandatory prepayments of principal in respect of the Revolving Loans – FILO Tranche and (ii) update Schedule I of the Existing Credit Agreement to reflect certain assignments of the Revolving Loans – FILO Tranche made by Healthcare Financial Solutions, LLC to each of Wells Fargo Capital Finance, LLC and Capital Finance, LLC on September 9, 2016; and

WHEREAS, Administrative Agent and each Revolving Credit Lender – FILO Tranche, which Lenders also constitute at least Required Lenders, are willing to agree to Borrowers’ request for such amendments, subject to and in accordance with the terms and conditions set forth in this Agreement.

NOW, THEREFORE, Borrowers, Administrative Agent and Revolving Credit Lenders – FILO Tranche each hereby agrees as follows:

1. Recitals; Definitions.    The foregoing recitals, including all terms defined therein, are incorporated herein and made a part hereof.  All capitalized terms used herein (including, without limitation, in the foregoing recitals) and not defined herein shall have the meanings given to such terms in the Credit Agreement and the rules of interpretation set forth in Section 1.4 thereof are incorporated herein mutatis mutandis.

2. Amendments to the Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 3 below:
(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following defined terms, in appropriate alphabetical order:

“Declined Prepayment” has the meaning specified in Section 2.8(c)(iii).

“Prepayment Date” has the meaning specified in Section 2.8(c)(i).

“Prepayment Election Date” has the meaning specified in Section 2.8(c)(ii).

“Prepayment Election Notice” has the meaning specified in Section 2.8(c)(ii).

(b) Section 2.8(c) of the Existing Credit Agreement is hereby amended by deleting such Section in its entirety and replacing it with the following:

“(c) Revolving Loans – FILO Tranche.

(i)  On each date set forth below (each, a “Prepayment Date”), Borrower shall pay to Administrative Agent in respect of the Revolving Loans – FILO Tranche an amount not less than the principal payment opposite such date, together with the other Obligations then due and payable directly related thereto (including the Obligations set forth in Section 2.16(a)).

Prepayment Date	Prepayment Election Date	Principal Payment
December 1, 2016	November 23, 2016	$6,250,000
April 3, 2017	March 27, 2017	$6,250,000
June 1, 2017	May 25, 2017	$6,250,000
September 1, 2017	August 25, 2017	$6,250,000

(ii)No later than 1:00 p.m. on the date set forth above (each, a “Prepayment Election Date”), each Revolving Credit Lender – FILO Tranche shall submit to Administrative Agent a notice in the form of Exhibit O (a “Prepayment Election Notice”), pursuant to which such Revolving Credit Lender – FILO Tranche shall notify Administrative Agent of such Lender’s election to either accept or reject the applicable mandatory prepayment of Revolving Loans – FILO Tranche to be made on such Prepayment Date (which election shall be made in each such Lender’s sole and absolute discretion).  If a Revolving Credit Lender – FILO Tranche fails to deliver a Prepayment Election Notice to the Administrative Agent prior to the Prepayment Election Date, it will be deemed to be an election to accept such mandatory prepayment of Revolving Loans – FILO Tranche.

(iii)If one or more Revolving Credit Lenders – FILO Tranche elect to accept such mandatory prepayment of Revolving Loans – FILO Tranche, Borrower shall pay to Administrative Agent the entire amount required to be paid on such Prepayment Date in accordance with Section 2.8(c)(i).  If all Revolving Credit Lenders – FILO Tranche elect to reject (i.e., no Revolving Credit Lender – FILO Tranche accepts) such mandatory prepayment of Revolving Loans – FILO Tranche (the aggregate amount of such rejected mandatory prepayment, the “Declined Prepayment”), such Declined Prepayment (A) shall not be due and payable on the otherwise applicable Prepayment Date and (B) shall instead be due and payable, together with each other Declined Prepayment (if any) and the other Obligations then due and payable directly related thereto, on the Revolving Credit Termination Date.

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(iv)Following each Prepayment Election Date, but on or prior to the respective Prepayment Date, Administrative Agent shall notify Borrower Representative and each Revolving Credit Lender – FILO Tranche whether the Revolving Credit Lenders – FILO Tranche have collectively elected to accept or reject the mandatory prepayment of Revolving Loans – FILO Tranche due on the applicable Prepayment Date.”

(c) Sections 2.12(b) and 2.12(d) of the Existing Credit Agreement are hereby amended, in each case, by adding the words “(other than Declined Prepayment, if any)” immediately after the words “Section 2.8(c)” in clause (ii) thereof.

(d) The Existing Credit Agreement is hereby amended by attaching a new Exhibit O thereto, in the form attached as Exhibit A hereto.
(e) The Existing Credit Agreement is hereby amended by replacing Schedule I of the Existing Credit Agreement in its entirety with Schedule I attached hereto.
3. Conditions. The effectiveness of this Agreement is subject to the following conditions, each in form and substance satisfactory to Administrative Agent:
(a) Administrative Agent shall have received a fully executed copy of this Agreement;

(a) Loan Parties shall have paid all fees, costs and expenses associated with the Agreement;
(a) no Default or Event of Default shall have occurred and be continuing as of the date hereof under this Agreement, the Credit Agreement or any other Loan Document; and

(a) Loan Parties shall have delivered such further documents, information, certificates, records and filings as Administrative Agent may reasonably request.

4. Reaffirmation of Loan Documents.  By executing and delivering this Agreement, each Loan Party hereby (i) reaffirms, ratifies and confirms its Obligations under the Credit Agreement, the Notes and the other Loan Documents, as applicable, (ii) agrees that this Agreement shall be a “Loan Document” under the Credit Agreement and (iii) hereby expressly agrees that the Credit Agreement, the Notes and each other Loan Document shall remain in full force and effect.

5. Reaffirmation of Grant of Security Interest in Collateral.  Each Loan Party hereby expressly reaffirms, ratifies and confirms its obligations under the Security Agreement, including its mortgage, grant, pledge and hypothecation to Administrative Agent for the benefit of the Secured Parties, of the Lien on and security interest in, all of its right, title and interest in, all of the Collateral.

6. Confirmation of Representations and Warranties; Liens; No Default.  Each Loan Party that is party hereto hereby confirms that (i) all of the representations and warranties set forth in the Loan Documents to which it is a party continue to be true and correct in all material respects as of the date hereof as if made on the date hereof and as if fully set forth herein, except to the extent (A) such representations and warranties by their terms expressly relate only to a prior date (in which case such representations and warranties shall be true and correct in all material respects as of such prior date) or (B) any such representation or warranty is no longer true, correct or complete due to the occurrence of one or more events that are permitted to occur (or are not otherwise prohibited) under the Loan Documents, (ii) there are no continuing Defaults or Events of Default that have not been waived or cured, (iii) subject to the terms and conditions of the Loan Documents, Administrative Agent has and shall continue to have valid, enforceable and perfected Liens on the Collateral with the priority set forth in the Intercreditor Agreement, for the

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benefit of the Secured Parties, pursuant to the Loan Documents or otherwise granted to or held by Administrative Agent, for the benefit of the Secured Parties, subject only to Liens expressly permitted pursuant to Section 8.2 of the Credit Agreement, and (iv) the agreements and obligations of Borrowers and each other Loan Party contained in the Loan Documents and in this Agreement constitute the legal, valid and binding obligations of Borrowers and each other Loan Party, enforceable against Borrowers and each other Loan Party in accordance with their respective terms, except to the extent limited by general principles of equity and by bankruptcy, insolvency, fraudulent conveyance, or other similar laws affecting creditors’ rights generally.

7. No Other Amendments.  Except as expressly set forth in this Agreement, the Credit Agreement and all other Loan Documents shall remain unchanged and in full force and effect.  This Agreement shall be limited precisely and expressly as drafted and shall not be construed as consent to the amendment, restatement, modification, supplementation or waiver of any other terms or provisions of the Credit Agreement or any other Loan Document.

8. Release.  As of the date of this Agreement, each Loan Party (i) agrees that, to its knowledge, Administrative Agent, each L/C Issuer and each Lender has fully complied with its obligations under each Loan Document required to be performed prior to the date hereof, (ii) agrees that no Loan Party has any defenses to the validity, enforceability or binding effect of any Loan Document and (iii) fully and irrevocably releases any claims of any nature whatsoever that it may now have against Administrative Agent, each L/C Issuer and each Lender and relating in any way to this Agreement, the Loan Documents or the transactions contemplated thereby.

9. Costs and Expenses.  The payment of all fees, costs and expenses incurred by Administrative Agent in connection with the preparation and negotiation of this Agreement shall be governed by Section 11.3 of the Credit Agreement.

10. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

11. Successors/Assigns.  This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Loan Documents.

12. Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

13. Counterparts.  This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart.  Delivery of an executed signature page of this Agreement by facsimile transmission or Electronic Transmission shall be as effective as delivery of a manually executed counterpart hereof.  Any party delivering an executed counterpart of this Agreement by facsimile transmission or Electronic Transmission shall also deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability or binding effect of this Agreement.

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IN WITNESS WHEREOF, each of the undersigned has executed this Agreement or has caused the same to be executed by its duly authorized representatives as of the date first above written.

BORROWERS:GENESIS HEALTHCARE, INC.

a Delaware corporation

By: /s/ Michael Berg

Name:Michael Berg

Title:Assistant Secretary

FC-GEN OPERATIONS INVESTMENT, LLC

a Delaware limited liability company

By: /s/ Michael Berg

Name:Michael Berg

Title:Assistant Secretary

EACH OF THE ENTITIES LISTED ON ANNEX I ATTACHED HERETO:

By: FC-GEN OPERATIONS INVESTMENT, LLC, its authorized agent

By: /s/ Michael Berg

Name:Michael Berg

Title:Assistant Secretary

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ADMINISTRATIVE AGENT:

HEALTHCARE FINANCIAL SOLUTIONS, LLC,  a Delaware limited liability company

By: /s/ Thomas A. Buckelew
Name: Thomas A. Buckelew

Title: Duly Authorized Signatory

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LENDER:

HEALTHCARE FINANCIAL SOLUTIONS, LLC,  in its capacity as a Revolving Credit Lender

By: /s/ Thomas A. Buckelew
Name: Thomas A. Buckelew

Title: Duly Authorized Signatory

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LENDER:

BARCLAYS BANK PLC, in its capacity as a Revolving Credit Lender

By: /s/ Marguerite Sutton

Name: Marguerite Sutton

Title: Vice President

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LENDER:

WELLS FARGO CAPITAL FINANCE, LLC, in its capacity as a Revolving Credit Lender

By: /s/ Henry Slauson

Name: Henry Slauson

Title: Duly Authorized Representative

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LENDER:

CAPITAL ONE, N.A., in its capacity as a Revolving Credit Lender

By: /s/ Thomas A. Buckelew
Name: Thomas A. Buckelew

Title: Duly Authorized Signatory

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LENDER:

MIDCAP FUNDING IV TRUST, in its capacity as a Revolving Credit Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management, GP, LLC, its general partner

By: /s/ Maurice Amsellem
Name: Maurice Amsellem

Title: Authorized Signatory

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LENDER:

CAPITAL FINANCE, LLC, in its capacity as a Revolving Credit Lender

By: /s/ Jeffrey D. Stein
Name: Jeffrey D. Stein

Title: Executive Managing Director

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